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                                                                    EXHIBIT 32.2


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Alaska Communications Systems Group, Inc. (the "Company") on Form 10-K/A for the period ending December 31, 2004 (the "Report"), I, David Wilson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, created by Section . 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the company.


Date: November 2, 2005         /s/ David Wilson
                               -------------------------------------------------
                               David Wilson
                               Senior Vice President and Chief Financial Officer
                               Alaska Commun